CENTRAL PACIFIC FINANCIAL CORP

John C. Dean
President & Chief Executive Officer

Denis K. Isono
EVP & Chief Financial Officer

Sandler O'Neill West Coast Financial Services Conference
March 5, 2013

Forward Looking Statements

This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding our business expectations. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts, and generally include the words "believes", "plans", "intends", "expects", "anticipates", "targeted", "continue", "remain", "will", "should,", "may" or words of similar meaning. While we believe that our forward-looking statements and the assumptions underlying them are reasonably based, such statements and assumptions, are by their nature subject to risks and uncertainties, and thus could later prove to be inaccurate or incorrect. Accordingly, actual results could materially differ from forward-looking statements for a variety of reasons, including, but not limited to: the effect of, and our failure to comply with regulatory orders we are subject to, and any future regulatory orders; our ability to continue making progress on our recovery plan; oversupply of inventory and adverse conditions in the Hawaii and California real estate markets and further weakness in the construction industry; adverse changes in the financial performance and/or condition of our borrowers, further deterioration in asset quality and further losses in our loan portfolio; the impact of local, national, and international economies and events (including natural disasters) on the Company's business and operations and on tourism and other major industries operating within our market area; deterioration in economic conditions, including in the financial industry and the real estate market, as well as the impact of declining levels of consumer and business confidence in the state of the economy in general and in financial institutions in particular; the impact of legislation and regulation affecting the banking industry, including the Dodd-Frank Wall Street Reform and Consumer Protection Act; changes in estimates of future reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; the costs and effects of legal and regulatory developments, including the resolution of legal proceedings or regulatory or other governmental inquiries and the results of regulatory examinations or reviews; the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies; inflation; securities market and monetary fluctuations; adverse changes in the price of our stock; political instability; acts of war or terrorism; changes in consumer spending, borrowings and savings habits; technological changes; changes in the competitive environment among financial service providers; changes in accounting policies and practices; our ability to utilize all or part of our deferred tax asset; our ability to attract and retain skilled employees; and our success at managing the risks involved in the foregoing items. For further information on factors that could cause actual results to materially differ from forward-looking statements, please see the Company's publicly available Securities and Exchange Commission filings, including the Company's 2012 Form 10-K and the Risk Factors set forth therein.

Corporate Profile

- Founded in 1954 by Japanese-American veterans of World War II.
- Fourth largest financial institution in Hawaii with deposit market share of 10.6%.
- $325 million recapitalization in February 2011.
- TARP preferred stock converted to CPF common in February 2011; CPF exited TARP when U.S. Treasury sold CPF common in April 2012.
- FDIC S&S MOU lifted in October 2012 and FRB Written Agreement lifted in February 2013.
- Listed on NYSE with market capitalization of $650 million.

34 Branches on 4 Major Islands


Kauai
Kapaa
Kauai Channel
Oahu
Maui
Kahului
Hawaii
Waipio
Hilo
Hawaii
Volcanoes
N.P.
Kalapana
Naalehu

(millions)	12/31/2012
Total assets	$4,370
Total loans	$2,204
Total deposits	$3,681

Investment Considerations

- Experienced management team
- Recovery opportunities despite operating environment
- Significantly strengthened credit profile
- Attractive Hawaii market
- Relative value opportunity

Executive Management Team

	Title	Years with CPF	Years in Banking
John Dean	President & Chief Executive Officer	3	30
Denis Isono	EVP & Chief Financial Officer	10	32
Bill Wilson	EVP & Chief Credit Officer	3	19
Catherine Ngo	EVP & Chief Administrative Officer	3	20
Lance Mizumoto	EVP & Chief Banking Officer	7	32
David Hudson	EVP, Community Banking Manager	4	32

Investment Considerations

- Experienced management team
- Recovery opportunities despite operating environment
- Significantly strengthened credit profile
- Attractive Hawaii market
- Relative value opportunity

Recovery Opportunities Despite Environment

- Continue credit improvement
- Execute business development strategies
- Improve efficiencies
- Recognize deferred tax asset
- Normalize excess capital

→ **Building Shareholder Value**

Recovery Opportunities Despite Environment

Execute business development strategies

- Relationship Banking Strategy
- Specialized Markets
- Customer Relationship Management System
- Realigning Product Management

Improve efficiencies

- Benchmarking Project
- Evaluating Outsourcing
- Vendor Management & Consolidation

2012 Financial Highlights

- Reported net income of $47.4 million in 2012, a 30% increase over 2011. Eighth consecutive quarter of profitability since recapitalization.
- Increased total loans by a $139.5 million, or 6.8% over 2011.
- Grew noninterest-bearing demand deposits by $114.1 million, or 15.7% from 12/31/11.
- Reduced nonperforming assets by 54.0% to $90.0 million at 12/31/12.
- Maintained strong reserves and capital position with an ALLL/total loans ratio of 4.37% and a tangible common equity ratio of 11.2% at 12/31/12.

Growing Loans While Reducing Risk

($ in Millions)	12/31/2012 Balance	12/31/2012 %	12/31/2011 Balance	Annual Change	% Change
Hawaii					
Residential Construction	$29	1%	$57	-$28	-49%
Commercial Construction	48	2%	41	7	17%
Commercial Mortgage	544	25%	555	-11	-2%
Residential Mortgage	966	44%	845	121	14%
C & I/Leasing	237	11%	187	50	27%
Consumer	143	6%	107	36	34%
Total Hawaii Portfolio	$1,967	89%	$1,792	$175	10%
Mainland					
Residential Construction	0	0%	1	-1	-100%
Commercial Construction	38	2%	73	-35	-48%
Commercial Mortgage	199	9%	198	1	1%
Total Mainland Portfolio	$237	11%	$272	-$35	-13%
Total Loan Portfolio	$2,204	100%	$2,064	$140	7%

High Quality Investment Portfolio



Corporate 7%
Mtge Rev Bonds 1%
Agency Debt 17%
Municipal 10%
Agency MBS/CMO 65%

- $1.7 billion portfolio at 12/31/12.
- 82% issued by US Agencies.
- Portfolio weighted average life of 3.9 years.
- Municipal & corporate bonds generally single-A rated or better.

Strong Deposit Franchise



Government CDs
11.8%
Noninterest-Bearing DDA
22.9%
CDs > $100M
6.5%
CDs < $100M
8.3%
Interest-Bearing DDA
18.3%
Savings & Money Mkt
32.2%

- Total deposits of $3.7 billion at 12/31/12. No brokered deposits.

Total Deposit Cost Advantage



3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
3.23%
2.38%
1.56%
1.03%
0.75%
0.59%
0.55%
0.51%
0.45%
2.43%
1.63%
1.09%
0.64%
0.30%
0.17%
0.15%
0.13%
0.12%
2007
2008
2009
2010
2011
1Q12
2Q12
3Q12
4Q12
CPF
Peer

Note: Peer group is comprised of publicly traded U.S. banks with total assets between $3-$5 billion.
Source: SNL Financial

Investment Considerations

- Experienced management team
- Recovery opportunities despite operating environment
- Significantly strengthened credit profile
- Attractive Hawaii market
- Relative value opportunity

Reducing NPAs with Limited Losses

($ in Millions)	For the Year Ended				
	12/31/2008	12/31/2009	12/31/2010	12/31/2011	12/31/2012
NPAs, beginning balance	$61.5	$143.8	$499.8	$302.8	$195.6
Additions	283.3	694.3	240.3	73.2	46.6
Reductions:					
Return to performing	(12.4)	(31.7)	(25.7)	(9.5)	(26.2)
Payments/Sales	(71.6)	(91.5)	(250.9)	(137.5)	(111.1)
Charge-offs / Write downs	(117.0)	(215.1)	(160.7)	(33.4)	(14.9)
NPAs, ending balance	$143.8	$499.8	$302.8	$195.6	$90.0
Annual change	$82.3	$356.0	($197.0)	($107.2)	($105.6)

Nonperforming Portfolio Marked to Market

($ in Millions)	12/31/2012 NPA [1] Balance	Net Losses [2] To Date	Total UPB	Current Reserves	Balance Net of Reserves	Effective Mark
Hawaii						
Residential Construction	$9	$4	$13	$0	$9	69%
Commercial Construction	0	0	0	0	0	0%
Commercial Mortgage	3	0	3	0	3	100%
Residential Mortgage	30	6	36	0	30	83%
C & I/Leasing	4	2	6	1	3	50%
Total Hawaii Portfolio	$46	$12	$58	$1	$45	78%
Mainland						
Residential Construction	$1	$10	$11	$0	$1	9%
Commercial Construction	36	18	54	2	34	63%
Commercial Mortgage	7	1	8	0	7	88%
Total Mainland Portfolio	$44	$29	$73	$2	$42	58%
Total Nonperforming Assets	$90	$41	$131	$3	$87	66%

(1) NPA includes nonaccrual loans, loans held for sale and other real estate owned.
(2) Net losses includes charge-offs, write downs, losses on sale and recoveries to date in respective loan buckets.
Note: NPAs are evaluated for impairment on a quarterly basis under ASC 310-10-35 (FAS 114).

Strong Reserve Coverage


10.00%
9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
8.89%
6.75%
5.91%
5.49%
4.94%
4.59%
4.37%
2.97%
2.22%
1.20%
1.54%
1.97%
2.08%
1.72%
1.75%
1.70%
1.65%
1.60%
2007
2008
2009
2010
2011
1Q12
2Q12
3Q12
4Q12
CPF
Peer

Note: Peer group is comprised of publicly traded U.S. banks with total assets between $3-$5 billion.
Source: SNL Financial

Investment Considerations

- Experienced management team
- Recovery opportunities despite operating environment
- Significantly strengthened credit profile
- Attractive Hawaii market
- Relative value opportunity

Hawaii Banking Market

($ in millions)

Rank	Institution	Type	Ownership	Branches	Total Deposits	Market Share
1	First Hawaiian Bank	Bank	Private - BNP	62	$ 12,891	37.0%
2	Bank of Hawaii	Bank	Public	75	11,566	33.2%
3	American Savings Bank	Savings Bank	Private - HEI	57	4,275	12.3%
4	**Central Pacific Bank**	**Bank**	**Public**	**34**	**3,681**	**10.6%**
5	Territorial Savings Bank	Savings Bank	Public	28	1,259	3.6%
6	Hawaii National Bank	Bank	Private	14	564	1.6%
7	Finance Factors	Industrial Ln	Private	14	392	1.1%
8	Pacific Rim Bank	Bank	Private	1	122	0.4%
9	Ohana Pacific Bank	Bank	Private	1	82	0.2%
	Totals for Market			**286**	**$ 34,832**	

Deposit data as of December 31, 2012. For consistency, total deposits at the regulated depository level.
Source: SNL Financial

Total Visitor Expenditures


$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
-5.0%
-10.0%
-15.0%
Forecast
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
Visitor Expenditures ($ in Millions)
Annual Growth Rate (Right Axis)

Source: State of Hawaii Department of Business, Economic Development and Tourism.

Unemployment Rate Comparison



National
Forecast
Hawaii
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
Hawaii Unemployment Rate
National Unemployment Rate

Source: Historical data from US Bureau of Labor Statistics and Hawaii forecast from University of Hawaii Economic Research Organization.

Investment Considerations

- Experienced management team
- Recovery opportunities despite operating environment
- Significantly strengthened credit profile
- Attractive Hawaii market
- Relative value opportunity

Relative Value Opportunity

	CPF Stock Price	Tangible Book Value	P/TBV
12/31/2012	$15.59	$11.69	1.33
DTA Recognition		$3.55	
Pro Forma		$15.24	1.02

- DTA recognition expected to begin in 1Q2013.
- Full DTA recognition will add $3.55 to tangible book value per share.
- At 12/31/12 stock price, CPF is trading flat to pro forma tangible book value.

Investment Considerations

- Experienced management team
- Recovery opportunities despite operating environment
- Significantly strengthened credit profile
- Attractive Hawaii market
- Relative value opportunity

CENTRAL PACIFIC FINANCIAL CORP